Exhibit 10.1



                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re:                                          )   Chapter 11
                                                )
DELTA MILLS, INC., et al.                       )   Case No. 06-11144 (CSS)
                   ------                       )
                                                )
                  Debtors.                      )
                                                )   Re: Docket Nos. 11 and 27


FINAL ORDER (A) AUTHORIZING DEBTORS TO OBTAIN POST-PETITION FINANCING AND GRANT
 SECURITY INTERESTS AND SUPERPRIORITY ADMINISTRATIVE EXPENSE STATUS PURSUANT TO
  11 U.S.C. ss.ss. 105 AND 364(c); (B) MODIFYING THE AUTOMATIC STAY PURSUANT TO 11 U.S.C. ss. 362; AND (C) AUTHORIZING DEBTORS TO ENTER INTO AGREEMENTS WITH
                           GMAC COMMERCIAL FINANCE LLC

     Upon the motion (the "Motion"), dated October 13, 2006, of Delta Mills, Inc. ("Borrower") and Delta Mills Marketing, Inc. ("Guarantor" and together with Borrower, each individually, a "Debtor" and collectively, the "Debtors"), each as a Debtor and Debtor-in-Possession in the above-captioned Chapter 11 cases (collectively, the "Cases"), pursuant to Sections 105, 361, 362, 364(c)(1), 364(c)(2) and 364(c)(3) of title 11 of the United States Code, 11 U.S.C. ss.ss. 101, et seq. (the "Bankruptcy Code") and Rules 2002, 4001(c), and 9014 of the Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules"), seeking, among other things:

          (1) authorization for Borrower to obtain post-petition loans, advances and other financial accommodations from GMAC Commercial Finance LLC ("GMAC"), in its capacity as agent (in such capacity, "Agent") for itself and other financial institutions from time to time party to the Loan Agreement (as hereinafter defined) as lenders (together with Agent, collectively, the "Lenders") in accordance with all of the lending formulae, sublimits, terms and conditions set forth in the Existing Loan Agreement (as hereinafter defined), as amended and ratified by the Ratification Agreement (as hereinafter defined), and in accordance with this Order, secured by security interests in and liens upon all of the Collateral (as hereinafter defined) pursuant to Sections 364(c)(2) and 364(c)(3) of the Bankruptcy Code;

          (2) authorization for Borrower to sell certain of its accounts receivable to GMAC, in its capacity as factor (in such capacity, "Factor") under the Factoring Agreement (as hereinafter defined), in accordance with the terms and conditions of the Existing Factoring Agreements (as hereinafter defined), as amended and ratified by the Ratification Agreement and this Order, and to secure any Factoring Obligations (as hereinafter defined) by security interests in and liens upon all of the Factoring Collateral (as hereinafter defined) pursuant to sections 364(c)(2) and 364(c)(3) of the Bankruptcy Code.

          (3) authorization for Debtors to continue to comply with and fully perform under the Ratification and Amendment Agreement, dated on or about
October 16, 2006 (the "Ratification Agreement", a copy of which is annexed hereto as Exhibit "A" and is incorporated herein), by and among Debtors, Agent, Lenders and Factor, which ratifies, extends, adopts and amends the Existing Loan Agreement, Existing Factoring Agreement and the other existing loan, financing and security agreements by and among Debtors, Agent, Lenders and Factor (capitalized terms not otherwise defined in this Order shall have the respective meanings ascribed thereto in the Existing Loan Agreement, as amended and ratified by the Ratification Agreement);

          (4) modification of the automatic stay to the extent hereinafter set forth;

          (5) the grant to Agent, for the benefit of itself and the other Lenders, of super-priority administrative claim status pursuant to section 364(c)(1) of the Bankruptcy Code in respect of all Obligations (as defined in the Ratification Agreement); and


          (6) the grant to Factor of super-priority administrative claim status pursuant to section 364(c)(1) of the Bankruptcy Code in respect of all Obligations (as defined in the Ratification Agreement).

     It appearing that due and appropriate notice of the Motion, the relief requested therein, and the Final Hearing (as defined below) (the "Notice") having been served by the Debtors in accordance with Rule 4001(c) on (i) Agent and Lenders, (ii) Factor, (iii) the United States Trustee for the District of Delaware (the "U.S. Trustee"), (iv) the holders of the twenty (20) largest unsecured claims against the Debtors' estates on a consolidated basis (the "20 Largest Unsecured Creditors"), (v) Stroock & Stroock & Lavan LLP as counsel to the Committee (as defined below); (vi) The Bank of New York, as trustee (in such


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

capacity, the "Note Trustee") for the holders of the Borrower's 9 5/8% Notes due 2007 (the "Noteholders"), (vii) counsel for the Debtors, (viii) the Internal Revenue Service, (ix) Wachovia Bank, National Association (the "Blocked Account Bank"), (x) all appropriate state taxing authorities, (xi) all landlords, owners, and/or operators of premises at which any of the Debtors' inventory and/or equipment is located, and (xii) certain other parties identified in the certificate of service filed with the Court, including, without limitation, all creditors who have filed or recorded pre-petition liens or security interests against any of the Debtors' assets (collectively, the "Noticed Parties").

     The initial hearing on the Motion having been held by this Court on October 13, 2006 (the "Interim Hearing") and the final hearing having been held by this Court on October 31, 2006 (the "Final Hearing").

     Upon the record at the Interim Hearing and the Final Hearing, including the Motion, and the filings and pleadings in the Cases, and good and sufficient cause appearing therefor;

     THE COURT HEREBY MAKES THE FOLLOWING  FINDINGS OF FACT AND  CONCLUSIONS  OF
LAW:

     A. Petition. On October 13, 2006 (the "Petition Date"), each Debtor filed a voluntary petition (the "Petition") under Chapter 11 of the Bankruptcy Code. The Debtors continue to operate their businesses and manage their properties as debtors-in-possession pursuant to Sections 1107(a) and 1108 of the Bankruptcy Code.

     B. Jurisdiction and Venue. The Court has jurisdiction of this proceeding and the parties and property affected hereby pursuant to 28 U.S.C. ss.ss. 157(b) and 1334. The Motion is a "core" proceeding as defined in 28 U.S.C. ss. 157(b)(2)(A), (D), and (M). Venue of the Cases and the Motion in this Court is proper pursuant to 28 U.S.C. ss.ss. 1408 and 1409.

     C. Notice. Under the circumstances, the Notice given by the Debtors of the Motion, the Interim Hearing, the Final Hearing and the relief granted under this Order constitutes due and sufficient notice thereof and complies with Bankruptcy Rule 4001(c).


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

     D. Debtors' Acknowledgments and Agreements. The Debtors admit, stipulate, acknowledge and agree that:

               (i) Pre-Petition Factoring Arrangements. Prior to the commencement of the Cases, Factor provided factoring arrangements to Borrower, secured by certain assets and properties of Debtors as set forth in (1) the Amended and Restated Factoring Agreement (Collection), dated as of May 30, 2006, by and between Borrower and Factor (the "Existing Factoring Agreement (Collection)"); (2) the Amended and Restated Factoring Agreement (Maturity), dated as of May 30, 2006, by and between Borrower and Factor (the "Existing Factoring Agreement (Maturity)", and together with the Existing Factoring Agreement (Collection), as each of the same have heretofore been amended, supplemented, modified, extended, renewed and/or replaced at any time prior to the Petition Date, collectively referred to herein as the "Existing Factoring Agreement"); and (3) all other agreements, documents, and instruments executed and/or delivered with, to, or in favor of Factor, including, without limitation, the Amended and Restated Assignment of Factoring Proceeds, dated as of May 30, 2006, by and among Borrower, Agent and Factor (the "Intercreditor Agreement"), and all other security agreements, notes, guarantees, mortgages, Uniform Commercial Code ("UCC") financing statements and all other related agreements, documents and instruments executed and/or delivered in connection therewith or related thereto (all of the foregoing, together with the Existing Factoring Agreement, as all of the same have heretofore been amended, supplemented, modified, extended, renewed, restated and/or replaced at any time prior to the Petition Date, collectively, the "Pre-Petition Factoring Agreements"). Copies of the operative Pre-Petition Factoring Agreements are contained in the Exhibit Supplement to the Motion (the "Exhibit Supplement").

               (ii) Pre-Petition Factoring Obligations Amount. As of the Petition Date, Borrower was indebted to Factor in respect of all Pre-Petition Factoring Obligations (as defined in the Ratification Agreement), plus all interest accrued and accruing thereon, together with all costs, expenses, fees, commissions (including attorneys' fees and legal expenses) and other charges accrued, accruing or chargeable with respect thereto (collectively, as such term is more defined in the Ratification Agreement, the "Pre-Petition Factoring


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

Obligations").(1) The Pre-Petition Factoring Obligations constitute allowed, legal, valid, binding, enforceable and non-avoidable obligations of Borrower, and are not subject to any offset, defense, counterclaim, avoidance, recharacterization or subordination pursuant to the Bankruptcy Code or any other applicable law, and Debtors do not possess and shall not assert any claim, counterclaim, setoff or defense of any kind, nature or description which would in any way affect the validity, enforceability and non-avoidability of any of the Pre-Petition Factoring Obligations.

               (iii) Pre-Petition Factoring Collateral. As of the Petition Date,
the Pre-Petition Factoring Obligations were fully secured pursuant to the Pre-Petition Factoring Agreements by valid, perfected, enforceable and non-avoidable first priority security interests and liens granted by Borrower to Factor upon all of the Pre-Petition Factoring Collateral (as defined in the Ratification Agreement) and all issues, profits, proceeds and products thereof (collectively, together with any other property of the Debtors' bankruptcy estates in which a security interest or lien was granted to Factor prior to the Petition Date, and as such term is more fully defined in the Ratification Agreement, the "Pre-Petition Factoring Collateral"), subject only to the liens specifically permitted under the Existing Factoring Agreement to the extent that such encumbrances are (a) valid, perfected, and unavoidable liens or security interests existing as of the Petition Date, and (b) senior to and have not been subordinated to Factor's liens on and security interests in the Pre-Petition Factoring Collateral, and, in each instance, only for so long as and to the extent that such encumbrances are and remain senior and outstanding (hereinafter referred to as the "Factoring Permitted Encumbrances"). The Debtors do not possess and will not assert any claim, counterclaim, setoff or defense of any kind, nature or description which would in any way affect the validity, enforceability and non-avoidability of any of Factor's liens, claims and/or security interest in the Pre-Petition Factoring Collateral.

------------------
(1) The term "Pre-Petition Factoring Obligations" as defined and used in this Order is more fully defined in the Ratification Agreement, which definition of such term is incorporated herein.


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

               (iv) Pre-Petition Credit Facility. Prior to the commencement of the Cases, Agent and Lenders made loans, advances and provided other credit accommodations to Borrower pursuant to the terms and conditions set forth in:
(1) the Amended and Restated Revolving Credit, Term Loan and Security Agreement, dated as of May 30, 2006, by and among Borrower, Agent and Lender (as the same has heretofore been amended, supplemented, modified, extended, renewed, restated and/or replaced at any time prior to the Petition Date, the "Existing Loan Agreement"); and (2) all other agreements, documents and instruments executed and/or delivered with, to, or in favor of Agent and Lenders, including, without limitation, all security agreements, notes, guarantees, mortgages, Uniform Commercial Code ("UCC") financing statements and all other related agreements, documents and instruments executed and/or delivered in connection therewith or related thereto (all of the foregoing, together with the Existing Loan Agreement, as all of the same have heretofore been amended, supplemented, modified, extended, renewed, restated and/or replaced at any time prior to the Petition Date, collectively, the "Pre-Petition Financing Agreements"). Copies of the operative Pre-Petition Financing Agreements are contained in the Exhibit Supplement.

               (v) Pre-Petition Obligations Amount. As of the Petition Date, the
aggregate amount of all Advances and other Pre-Petition Obligations (as defined in the Ratification Agreement) owed by Borrower to Agent and Lenders under and in connection with the Pre-Petition Financing Agreements was not less than $20,943,720, consisting of (A) Revolving Advances made pursuant to the Pre-Petition Financing Agreements in the aggregate principal amount of not less than $19,957,310, plus interest accrued and accruing thereon, and (B) Letters of Credit in the aggregate face amount of not less than $986,410, plus interest accrued and accruing thereon, and in each of the foregoing clauses (A) and (B), together with all costs, fees, expenses (including attorneys' fees and legal expenses) and other charges accrued, accruing, or chargeable with respect


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

thereto  (collectively,   and  as  such  term  is  more  fully  defined  in  the
Ratification  Agreement,  the "Pre-Petition  Obligations").(2)  The Pre-Petition
Obligations constitute allowed, legal, valid, binding, enforceable and non-avoidable obligations of Borrower, and are not subject to any offset, defense, counterclaim, avoidance, recharacterization or subordination pursuant to the Bankruptcy Code or any other applicable law, and Debtors do not possess and shall not assert any claim, counterclaim, setoff or defense of any kind, nature or description which would in any way affect the validity, enforceability and non-avoidability of any of the Pre-Petition Obligations.

               (vi) Pre-Petition Collateral. As of the Petition Date, the Pre-Petition Obligations were fully secured pursuant to the Pre-Petition Financing Agreements by valid, perfected, enforceable and non-avoidable first priority security interests and liens granted by Debtors to Agent, for the benefit of itself and the other Lenders, upon all of the Pre-Petition Collateral (as defined in the Ratification Agreement) and all issues, profits, proceeds and products thereof (collectively, together with any other property of the Debtors' bankruptcy estates in which a security interest or lien was granted to Agent and Lenders prior to the Petition Date, and as such term is more fully defined in the Ratification Agreement, the "Pre-Petition Collateral"), subject only to the liens specifically listed on Schedule 1.2 of the Existing Loan Agreement or permitted under Section 7.2 of the Existing Loan Agreement to the extent that such encumbrances are (a) valid, perfected, and unavoidable liens or security interests existing as of the Petition Date, and (b) senior to and have not been subordinated to Agent's and Lenders' liens on and security interests in the Pre-Petition Collateral, and, in each instance, only for so long as and to the extent that such encumbrances are and remain senior and outstanding (hereinafter referred to as the "Lending Permitted Encumbrances"). The Debtors do not possess and will not assert any claim, counterclaim, setoff or defense of any kind, nature or description which would in any way affect the validity, enforceability and non-avoidability of any of Agent's and Lenders' liens, claims and/or security interests in the Pre-Petition Collateral.

------------------

(1) The term "Pre-Petition Obligations" as defined and used in this Order is more fully defined in the Ratification Agreement, which definition of such term is incorporated herein.


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

               (vii) Pre-Petition Factoring Debt Proof of Claim. The acknowledgment by Debtors of the Pre-Petition Factoring Obligations and the liens, rights, priorities and protections granted to or in favor of Factor as set forth herein and in the Pre-Petition Factoring Agreements shall be considered a timely filed proof of claim on behalf of Factor in these Cases.

               (viii) Pre-Petition Lending Debt Proof of Claim. The acknowledgment by Debtors of the Pre-Petition Obligations and the liens, rights, priorities and protections granted to or in favor of Agent and Lenders as set forth herein and in the Pre-Petition Financing Agreements shall be considered a timely filed proof of claim on behalf of Agent and Lenders in these Cases.

     E.   Findings Regarding the Postpetition Financing.

               (i) Post-Petition Factoring and Financing. The Debtors have requested from Factor, Agent and Lenders, and each of Factor, Agent and Lenders is willing to extend, certain loans, advances and other financial and factoring accommodations, as more particularly described, and on the terms and conditions set forth, in this Order, the Factoring Agreements and the Financing Agreements (as each term is defined the Ratification Agreement).

               (ii) Need for Post-Petition Factoring and Financing. The Debtors do not have sufficient available sources of working capital to operate their businesses in the ordinary course without the financing requested under the Motion. The Debtors' ability to maintain business relationships with their vendors, suppliers, and customers, to pay their employees, and to otherwise fund their operations, is essential to Debtors' continued viability. The ability of the Debtors to obtain sufficient working capital and liquidity through the proposed post-petition financing arrangements with Factor, Agent and Lenders as set forth in this Order, the Factoring Agreements and the Financing Agreements is vital to the preservation and maintenance of the going concern values of the Debtors. Accordingly, the Debtors have an immediate need to obtain the post-petition financing in order to permit, among other things, the orderly


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

continuation of the operation of their businesses, to minimize the disruption of their business operations, and to manage and preserve the assets of the Debtors' bankruptcy estates (as defined under Section 541 of the Bankruptcy Code, the "Estates") in order to maximize the recovery to all estate creditors.

               (iii) The Interim Financing Order. On October 16, 2006, this Court entered the Order (A) Authorizing Debtors to Obtain Interim Post-Petition Financing and Grant Security Interests and Superpriority Administrative Expense Status Pursuant to 11 U.S.C. ss.ss. 105 and 364(c); (B) Modifying the Automatic Stay Pursuant to 11 U.S.C. ss. 362; (C) Authorizing Debtors to Enter into Agreements with GMAC Commercial Finance LLC; and (D) Scheduling a Final Hearing Pursuant to Bankruptcy Rule 4001 (the "Interim Order"), pursuant to which, inter alia (i) the Debtors were authorized to obtain, on an interim basis, post-petition loans, advances and other financial accommodations from Agent and Lenders in accordance with the Pre-Petition Financing Agreements, as each has been ratified, reaffirmed, restated, modified and amended by the Ratification Agreement, secured by first priority liens and security interests upon and in the Pre-Petition Collateral (as defined in the Interim Order), (ii) the Borrower was authorized to sell certain of its accounts receivable to Factor in accordance with the terms and conditions of the Pre-Petition Factoring Agreements, as each has been ratified, reaffirmed, restated, modified and amended by the Ratification Agreement, secured by first priority liens and security interests upon and in the Pre-Petition Factoring Collateral (as defined in the Interim Order) and (iii) Agent, for the benefit of itself and for other Lenders, and Factor were granted super-priority administrative claims against the Debtors for all Post-Petition Obligations and all Post-Petition Factoring Obligations, respectively (as defined in the Ratification Agreement).

               (iv) No Credit Available on More Favorable Terms. The Debtors are unable to procure financing in the form of unsecured credit allowable under
Section  503(b)(1) of the Bankruptcy  Code, as an  administrative  expense under
Section 364(a) or (b) of the Bankruptcy Code, or in exchange for the grant of an administrative expense priority pursuant to Section 364(c)(1) of the Bankruptcy Code without the grant of liens on assets. The Debtors have been unable to procure the necessary financing on terms more favorable than the financing offered by Factor, Agent and Lenders pursuant to the Factoring Agreements and Financing Agreements, respectively;


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

               (v) Budget. Debtors have prepared and delivered to Agent an initial budget (the "Budget", as such term is more fully defined in the Ratification Agreement). Such Budget has been thoroughly reviewed by the Debtors and their management and sets forth, among other things, the Projected Information (as defined in the Ratification Agreement) for the periods covered thereby. The Debtors represent that the Budget is achievable and will allow the Debtors to operate in Chapter 11 without the accrual of unpaid administrative expenses. Factor, Agent and Lenders are relying upon the Debtors' compliance with the Budget in accordance with Section 5.3 of the Ratification Agreement and this Order in determining to enter into the post-petition financing arrangements provided for herein.

               (vi) Business Judgment and Good Faith Pursuant to Section 364(e). The terms of the Factoring Agreements, Financing Agreements and this Order are fair, just and reasonable under the circumstances, are ordinary and appropriate for secured financing to debtors-in-possession, reflect the Debtors' exercise of their prudent business judgment consistent with their fiduciary duties, and are supported by reasonably equivalent value and fair consideration. The terms and conditions of the Factoring Agreements, Financing Agreements and this Order have been negotiated in good faith and at arms' length by and among the Debtors, Factor, Agent and Lenders, with all parties being represented by counsel. Any credit extended under the terms of this Order shall be deemed to have been extended in good faith by Factor, Agent and Lenders, as the term "good faith" is used in Section 364(e) of the Bankruptcy Code.

               (vii) Good Cause. The relief requested in the Motion is necessary, essential and appropriate, and is in the best interest of and will benefit the Debtors, their creditors and their Estates, as its implementation will, among other things, provide the Debtors with the necessary liquidity to
(a) minimize disruption to the Debtors' businesses and on-going operations, (b) preserve and maximize the value of the Debtors' Estates for the benefit of all the Debtors' creditors, and (c) avoid immediate and irreparable harm to the Debtors, their creditors, their businesses, their employees, and their assets.


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

               (viii) Immediate Entry. Sufficient cause exists for immediate entry of this Order pursuant to Bankruptcy Rules 4001(c)(2). The limited objection of the Committee (as defined below) to the Motion, filed on October 27, 2006 (Docket No. 72, the "Committee Objection") has been withdrawn with prejudice as a result of the settlement reached among GMAC, in its capacities as Agent, on behalf of itself and the Lenders, and as Factor, the Committee and the Debtors set forth in paragraph 5.6 of this Order. No other party appearing in the Cases has filed or made an objection to the relief sought in the Motion and the entry of this Order, or any other objections that were made (to the extent such objections have not been withdrawn) are hereby overruled.

               (ix) Creditors' Committee. On October 20 2006, the U.S. Trustee appointed the Official Committee of Unsecured Creditors (the "Committee") in accordance with Section 1102 of the Bankruptcy Code.

     Based upon the foregoing, and after due consideration and good cause appearing therefor;

     IT IS HEREBY ORDERED, ADJUDGED AND DECREED, that:


Section 1.     Authorization and Conditions to Financing.

               1.1 Motion Granted. The Motion is granted in accordance with Bankruptcy Rule 4001(c)(2) to the extent provided in this Order. This Order shall hereinafter be referred to as the "Final Order."


               1.2 Authorization to Borrow, Factor Accounts and Use of Loan and Factoring Proceeds. Borrower is hereby authorized and empowered to (i) continue to borrow and obtain Advances and to incur indebtedness and obligations owing to Agent and Lenders pursuant to the terms and conditions of this Final Order, the Existing Loan Agreement, as ratified and amended by the Ratification Agreement (as the same has heretofore been or may hereafter be amended, modified, supplemented, restated, extended or replaced, the "Loan Agreement," as such term is more fully defined in the Ratification Agreement) and the other Financing


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

Agreements and (ii) continue selling and assigning Accounts (as defined in the Factoring Agreements) to Factor pursuant to the terms and conditions of this Final Order and the Existing Factoring Agreement, as ratified and amended by the Ratification Agreement (as the same has heretofore been or may hereafter be amended, modified, supplemented, restated, extended or replaced, the "Factoring Agreement") and the other Factoring Agreements (as defined in the Ratification Agreement). Subject to the terms and conditions contained in this Final Order, the Financing Agreements and Factoring Agreements, and in accordance with the Budget, the Financing Agreements, Factoring Agreements and this Final Order, Borrower shall use the proceeds of the Advances and any other credit or factoring accommodations provided to Borrower pursuant to this Final Order, the Financing Agreements and the Factoring Agreements for the payment of the expense items specified in the Budget.

               1.3 Financing Agreements

               1.3.1 Authorization. Each Debtor, as successor in interest to Borrower or Guarantor, as the case may be, is hereby authorized and directed to enter into, execute, deliver, perform, and comply with all of the terms, conditions and covenants of the Loan Agreement, the other Financing Agreements, the Factoring Agreement, the other Factoring Agreements and all other agreements, documents and instruments executed and/or delivered in connection with or related to the Financing Agreements, the Factoring Agreements and this Final Order, including, without limitation, the Ratification Agreement, pursuant to which, inter alia, each Debtor ratifies, reaffirms, extends, assumes, adopts, amends, and restates the Pre-Petition Financing Agreements and Pre-Petition Factoring Agreements to which it is a party, including, without limitation, the Deposit Account Control Agreement among Borrower, Blocked Account Bank and GMAC (as amended, the "Blocked Account Agreement"), the Existing Guarantor Documents, Existing Loan Agreement, Existing Factoring Agreement and all other agreements, documents and instruments executed and/or delivered in connection with or related to any of the foregoing, in each instance, as ratified and amended by the Ratification Agreement.

               1.3.2 Approval. The Financing Agreements (including, without limitation, the Loan Agreement), the Factoring Agreements (including, without limitation, the Factoring Agreement) and each term set forth in each of the Financing Agreements and Factoring Agreements are approved to the extent necessary to implement the terms and provisions of this Final Order. All of such terms, conditions and covenants shall be sufficient and conclusive evidence of the borrowing arrangements by and among Debtors, Factor, Agent and Lenders, and of each Debtor's assumption and adoption of all of the terms, conditions, and covenants of the Financing Agreements and the Factoring Agreements for all purposes, including, without limitation, to the extent applicable, the payment of all Obligations (as defined in the Loan Agreement) and all Obligations (as defined in the Factoring Agreement), including, without limitation, all principal, interest, commissions, letter of credit fees, servicing fees, unused line fees, DIP facility fee, early termination fees, and other fees and expenses, including, without limitation, all of Agent's, Lenders' and Factor's actual and reasonable consultant fees, professional fees, attorney fees and legal expenses, as more fully set forth in the Financing Agreements and Factoring Agreements, as applicable.

               1.3.3 Amendment. Subject to the terms and conditions of the Financing Agreements and Factoring Agreements, Debtors, Factor, Agent and Lenders may amend, modify, supplement, or waive any provision of the Financing Agreements and Factoring Agreements (an "Amendment") without further approval or order of the Court, so long as (i) such Amendment is not material (for purposes hereof, a "material" Amendment shall mean, any Amendment that operates to increase the interest rate and/or fee other than as currently provided in the Financing Agreements, increase the Maximum Loan Amount (as defined in the Loan Agreement), add new events of default or enlarge the nature and extent of default remedies available to either Factor, Agent or Lenders following an event of default, or otherwise modify any terms and conditions in any of the Financing Agreements or Factoring Agreements in a manner materially less favorable to Debtors) and is undertaken in good faith by Factor, Agent, Lenders and Debtors;
(ii) the Debtors  provide prior written notice of the Amendment (the  "Amendment

Notice") to the U.S. Trustee and counsel to the Committee; (iii) the Debtors file the Amendment Notice with the Court; and (iv) no objection to the Amendment is filed with the Court within two (2) business days from the later of the date the Amendment Notice is served or the date the Amendment Notice is filed with the Court in accordance with this Section. Any material Amendment to the Financing Agreements and/or Factoring Agreements must be approved by the Court to be effective.

               1.4  Payments  and  Application  of  Payments.  The  Debtors  are
authorized and directed to make all payments and transfers of Estate property to Factor, Agent and Lenders as provided, permitted and/or required under the Financing Agreements and Factoring Agreements, which payments and transfers, subject to Section 4.1 herein, shall not be avoidable or recoverable from Factor, Agent or Lenders under Sections 547, 548, 550, 553 or any other Section of the Bankruptcy Code, or any other claim, charge, assessment or other liability, whether by application of the Bankruptcy Code, other law or otherwise. Agent and Lenders shall apply the proceeds of the Collateral (as defined in the Ratification Agreement), and any other amounts or payments received by Agent and Lenders in respect of the Obligations, in accordance with the Financing Agreements, the Intercreditor Agreement and this Final Order, including, without limitation, applying all payments, proceeds and other amounts first to the Pre-Petition Obligations, until such Pre-Petition Obligations are indefeasibly paid in full and completely satisfied, and then to the Post-Petition Obligations (as defined in the Ratification Agreement). Factor shall apply the proceeds of the Factoring Collateral (as defined in the Ratification Agreement), and any other amounts or payments received by Factor in respect of the Factoring Obligations (as defined in the Ratification Agreement) in accordance with the Factoring Agreements, the Intercreditor Agreement and this Final Order, including, without limitation, applying all payments, proceeds and other amounts first to the Pre-Petition Factoring Obligations, until such

Pre-Petition Factoring Obligations are indefeasibly paid in full and completely satisfied, and then to the Post-Petition Factoring Obligations (as defined in the Ratification Agreement). Without limiting the generality of the foregoing, the Debtors are authorized and directed, without further order of this Court, to pay or reimburse each of Factor, Agent, and Lenders for all present and future costs and expenses, including, without limitation, all reasonable consultant fees, documented professional fees and fees and disbursements of counsel, paid, or incurred by any of Factor, Agent, and Lenders in connection with the financing transactions as provided in this Final Order, the Financing Agreements and/or the Factoring Agreements (as the case may be), all of which, among other things, shall be and are included as part of the principal amount of the Obligations (in the case of Agent and Lenders) or the Factoring Obligations (in the case of Factor), and shall be secured by the Collateral (in the case of Agent and Lenders) or the Factoring Collateral (in the case of Factor).

               1.5 Continuation of Prepetition Procedures. All pre-petition practices and procedures for the payment and collection of proceeds of the Collateral and the Factoring Collateral, the turnover of cash, the delivery of property to Agent, Lenders and Factor, and the funding pursuant to the Factoring Agreements and the Financing Agreements, including the Blocked Account Agreement and any other similar lockbox and/or blocked depository bank account arrangements, are hereby approved and shall continue without interruption after the commencement of the Cases.

Section 2.     Postpetition Lien; Superpriority Administrative Claim Status.

               2.1 Post-Petition Lien.

                    2.1.1 Lien Granting.

                    (a) To secure the prompt payment and performance of any and all Obligations (as such term is more fully defined in the Ratification Agreement) of Debtors to Agent and Lenders of whatever kind, nature or description, absolute or contingent, now existing or hereafter arising, Agent, for the benefit of itself and the other Lenders, shall have and is hereby granted, effective as of the Petition Date, valid and perfected first priority security interests and liens, superior to all other liens, claims and/or security interests that any creditor of the Debtors' Estates may have (but subject to the terms of the Intercreditor Agreement and the Lending Permitted Liens and Claims (as hereinafter defined), as and to the extent expressly provided in Section 2.1.2 below), in and upon all of the Pre-Petition Collateral and the Post-Petition Collateral (as each term is defined in the Ratification Agreement), including, without limitation, all avoidance actions under Chapter 5 of the Bankruptcy Code (the "Avoidance Actions"). The Pre-Petition Collateral and the Post-Petition Collateral are collectively referred to herein as the "Collateral." In accordance with Sections 552(b) and 361 of the Bankruptcy Code, the value, if any, in any of the Collateral, in excess of the amount of Obligations secured by such Collateral after satisfaction of the Post-Petition Obligations of Debtors to Agent and Lenders, shall constitute additional security for the repayment of the Pre-Petition Obligations and adequate protection for the use by Debtors, and the diminution in the value, of the Collateral existing on the Petition Date.

                    (b) To secure the prompt payment and performance of any and all Factoring Obligations (as defined in the Ratification Agreement) of Debtors to Factor of whatever kind, nature or description, absolute or contingent, now existing or hereafter arising, Factor shall have and is hereby granted, effective as of the Petition Date, valid and perfected first priority security interests and liens, superior to all other liens, claims and/or security interests that any creditor of the Debtors' Estates may have (but subject to the terms of the Intercreditor Agreement and the Factoring Permitted Liens and Claims (as hereinafter defined), as and to the extent expressly provided in
Section 2.1.2 below), in and upon all of the Pre-Petition Factoring Collateral and the Post-Petition Factoring Collateral (as each term is defined in the Ratification Agreement), including, without limitation, all Avoidance Actions. The Pre-Petition Factoring Collateral and the Post-Petition Factoring Collateral are collectively referred to herein as the "Factoring Collateral." In accordance with Sections 552(b) and 361 of the Bankruptcy Code, the value, if any, in any of the Factoring Collateral, in excess of the amount of Factoring Obligations secured by such Factoring Collateral after satisfaction of the Post-Petition Factoring Obligations of Debtors to Agent and Lenders, shall constitute additional security for the repayment of the Pre-Petition Factoring Obligations and adequate protection for the use by Debtors, and the diminution in the value, of the Factoring Collateral existing on the Petition Date.

                    2.1.2 Lien Priority.

                    (a) The pre-petition and post-petition liens and security interests of Agent and Lenders granted under the Financing Agreements and this Final Order in the Collateral shall be and shall continue to be first and senior in priority to all other interests and liens of every kind, nature and description, whether created consensually, by an order of the Court or otherwise, including, without limitation, liens or interests granted in favor of third parties in conjunction with Sections 363, 364 or any other Section of the Bankruptcy Code or other applicable law; provided, however, that Agent's and Lenders' liens on and security interests in the Collateral shall be subject only to (i) the Lending Permitted Encumbrances and (ii) the Carve Out Expenses (as defined herein) solely to the extent provided for in Sections 2.3, 2.4 and 2.5 of this Final Order (the foregoing clauses (i) and (ii) are collectively referred to herein as the "Lending Permitted Liens and Claims"). Notwithstanding any provision to the contrary herein, the liens granted herein to GMAC shall not prime any pre-petition valid, perfected and unavoidable liens that are senior to GMAC's pre-petition liens in the Pre-Petition Collateral.

                    (b) The pre-petition and post-petition liens and security interests of Factor granted under the Factoring Agreements and this Final Order in the Factoring Collateral shall be and shall continue to be first and senior in priority to all other interests and liens of every kind, nature and description, whether created consensually, by an order of the Court or otherwise, including, without limitation, liens or interests granted in favor of third parties in conjunction with Sections 363, 364 or any other Section of the Bankruptcy Code or other applicable law; provided, however, that Factor's liens on and security interests in the Factoring Collateral shall be subject only to
(i) the Factoring Permitted Encumbrances and (ii) the Carve Out Expenses (as defined herein) solely to the extent provided for in Sections 2.3, 2.4 and 2.5 of this Final Order (the foregoing clauses (i) and (ii) are collectively referred to herein as the "Factoring Permitted Liens and Claims").

                    2.1.3 Post-Petition Lien Perfection. This Final Order shall be sufficient and conclusive evidence of the priority, perfection, and validity of the post-petition liens and security interests granted herein, effective as of the Petition Date, without any further act and without regard to any other federal, state, or local requirements or law requiring notice, filing, registration, recording or possession of the Collateral or the Factoring Collateral, or other act to validate or perfect such security interest or lien, including without limitation, control agreements with the Blocked Account Bank or with any other financial institution(s) holding a Blocked Account or other depository account consisting of Collateral (a "Perfection Act"). Notwithstanding the foregoing, if Factor or Agent, as the case may be, shall, in its sole discretion, elect for any reason to file, record or otherwise effectuate any Perfection Act, Factor or Agent, as the case may be, is authorized to perform such act, and the Debtors are authorized and directed to perform such act to the extent necessary or required by Factor or Agent, as applicable, which act or acts shall be deemed to have been accomplished as of the date and time of entry of the Interim Order notwithstanding the date and time actually accomplished, and in such event, the subject filing or recording office is authorized to accept, file and/or record any document in regard to such act in accordance with applicable law. Factor and/or Agent, as the case may be, may choose to file, record or present a certified copy of this Final Order in the same manner as a Perfection Act, which shall be tantamount to a Perfection Act, and, in such event, the subject filing or recording office is authorized to accept, file or record such certified copy of this Final Order in accordance with applicable law. Should Factor or Agent so choose and attempt to file, record or perform a Perfection Act, no defect or failure in connection with such attempt shall in any way limit, waive or alter the validity, enforceability, attachment, or perfection of the post-petition liens and security interests granted herein by virtue of the entry of this Final Order.

               2.2 Superpriority Administrative Expense.

                    2.2.1 For all Obligations now existing or hereafter arising pursuant to this Final Order, the Financing Agreements or otherwise, Agent, for the benefit of itself and the other Lenders, is granted an allowed superpriority administrative claim pursuant to Section 364(c)(1) of the Bankruptcy Code, having priority in right of payment over any and all other obligations, liabilities and indebtedness of Debtors, whether now in existence or hereafter incurred by Debtors, and over any and all administrative expenses or priority claims of the kind specified in, or ordered pursuant to, inter alia Sections 105, 326, 328, 330, 331, 503(b), 506(c), 507(a), 507(b), 364(c)(1), 546(c), 726,
and/or 1114 of the Bankruptcy Code (the "Lender Superpriority Claim"), provided, however, that the Lender Superpriority Claim shall have the same priority with the Factor Superpriority Claim (as defined below).

                    2.2.2 For all Factoring Obligations now existing or hereafter arising pursuant to this Final Order, the Factoring Agreements or otherwise, Factor is granted an allowed superpriority administrative claim pursuant to Section 364(c)(1) of the Bankruptcy Code, having priority in right of payment over any and all other obligations, liabilities and indebtedness of Debtors, whether now in existence or hereafter incurred by Debtors, and over any and all administrative expenses or priority claims of the kind specified in, or ordered pursuant to, inter alia Sections 105, 326, 328, 330, 331, 503(b), 506(c), 507(a), 507(b), 364(c)(1), 546(c), 726, and/or 1114 of the Bankruptcy
Code (the "Factor Superpriority Claim"), provided, however, that the Factor Superpriority Claim shall have the same priority with the Lender Superpriority Claim.

               2.3 Carve Out Expenses.

                    2.3.1 Carve Out Expenses. Upon the declaration by Agent and/or Factor of an Event of Default (as defined herein), (i) Agent's and Lenders' liens, claims and security interests in the Collateral and their Lender Superpriority Claim, and (ii) Factor's liens, claims and security interests in the Factoring Collateral and its Factor Superpriority Claim, shall, in each instance, be subject only to the right of payment of the following expenses (the "Carve Out Expenses"):

                         a. statutory fees payable to the U.S.  Trustee pursuant
to 28 U.S.C. ss. 1930(a)(6);


                         b. fees payable to the Clerk of this Court; and

                         c.  subject to the terms and  conditions  of this Final
Order, the unpaid and outstanding reasonable fees and expenses actually incurred on or after the Petition Date, and approved by a final order of the Court pursuant to Sections 326, 328, 330, or 331 of the Bankruptcy Code (collectively, the "Allowed Professional Fees"), by attorneys, accountants and other professionals retained by the Debtors and any Committee(s) under Section 327 or 1103(a) of the Bankruptcy Code (collectively, the "Professionals"), less the amount of any retainers, if any, then held by such Professionals, in a cumulative, aggregate sum not to exceed $500,000 (the "Professional Fee Carve Out").

                    2.3.2 Excluded Professional Fees. Notwithstanding anything to the contrary in this Final Order, neither the Professional Fee Carve Out nor the proceeds of any factoring accommodations, Revolving Advances, Letters of Credit, other Advances, Collateral or Factoring Collateral shall be used to pay any Allowed Professional Fees or any other fees and/or expenses incurred by any Professional in connection with any of the following: (a) an assertion or joinder in (but excluding any investigation into) any claim, counter-claim, action, proceeding, application, motion, objection, defense, or other contested matter seeking any order, judgment, determination or similar relief: (i) challenging the legality, validity, priority, perfection, or enforceability of the Obligations, the Factoring Obligations, Agent's and Lenders' liens on and security interests in the Collateral and/or Factor's liens on and security interests in the Factoring Collateral, (ii) invalidating, setting aside, avoiding or subordinating, in whole or in part, the Obligations, the Factoring Obligations, Agent's and Lenders' liens on and security interests in the Collateral or Factor's liens on and security interests in the Factoring Collateral, or (iii) preventing, hindering, or delaying Factor's, Agent's or any Lender's assertion or enforcement of any lien, claim, right or security interest or realization upon any Factoring Collateral or Collateral, as the case may be, in accordance with the terms and conditions of this Final Order, (b) a request to use the Cash Collateral (as such term is defined in Section 363 of the Bankruptcy Code) without the prior written consent of Factor and Agent in accordance with the terms and conditions of this Final Order, (c) a request for authorization to obtain Debtor-in-Possession financing or other financial accommodations pursuant to Section 364(c) or Section 364(d) of the Bankruptcy Code, other than from Factor and/or Agent and Lenders, without the prior written consent of Factor and Agent, (d) the commencement or prosecution of any action or proceeding of any claims, causes of action, or defenses against Factor, Agent, any Lender or any of their respective officers, directors, employees, agents, attorneys, affiliates, assigns, or successors, including, without limitation, any attempt to recover or avoid any claim or interest from Factor, Agent or any Lender under Chapter 5 of the Bankruptcy Code, or (e) any act which has or could have the effect of materially and adversely modifying or compromising the rights and remedies of Factor, Agent or any Lender, or which is contrary, in a manner that is material and adverse to Factor, Agent or any Lender, to any term or condition set forth in or acknowledged by the Financing Agreements, the Factoring Agreements or this Final Order and which results or may result in the occurrence of a Default or an Event of Default under the Financing Agreements, the Factoring Agreements and/or this Final Order.

               2.4 Carve Out Reserve. At Agent's sole discretion, Agent may, at any time and in any increment in accordance with the Loan Agreement, establish Reserves against the amount of Advances and other credit accommodations that would otherwise be made available to Debtors pursuant to the lending formulae contained in the Loan Agreement in respect of the Professional Fee Carve Out and the other Carve Out Expenses.

               2.5 Payment of Carve Out Expenses.

                    2.5.1 Prior to the occurrence of an Event of Default, Debtors shall be permitted to pay to the Professionals compensation and reimbursement of expenses that accrued prior to an Event of Default and in the ordinary course of the Debtors' business, and that are otherwise allowed and payable under Section 328, 330 and 331 of the Bankruptcy Code and any procedures Order, as the same may be due and payable, and the amounts so paid shall not reduce the Carve-Out.

                    2.5.2 Any payment or reimbursement made either directly by Factor, Agent or any Lender at any time, or by or on behalf of the Debtors on or after the occurrence of an Event of Default, in respect of any Allowed Professional Fees or any other Carve Out Expenses (exclusive of the application of any retainers by any of the Professionals) shall, in either case, permanently reduce the Professional Fee Carve Out on a dollar-for-dollar basis. Factor's, Agent's and Lenders' obligation to fund or otherwise pay the Professional Fee Carve Out and the other Carve Out Expenses shall be added to and made a part of the Obligations or Factoring Obligations (as applicable), secured by the Collateral or Factoring Collateral (as applicable), and entitle Factor, Agent and Lenders to all of the rights, claims, liens, priorities and protections under this Final Order, the Financing Agreements, the Factoring Agreements, the Bankruptcy Code and/or applicable law. Payment of any Carve Out Expenses, whether by or on behalf of Factor, Agent or any Lender, shall not and shall not be deemed to reduce the Obligations or the Factoring Obligations, and shall not and shall not be deemed to (a) subordinate any of Agent's and Lenders' liens and security interests in the Collateral or their Lender Superpriority Claim to any junior pre-petition or post-petition lien, interest or claim in favor of any other party, or (b) subordinate any of Factor's liens and security interests in the Factoring Collateral or its Factoring Superpriority Claim to any junior pre-petition or post-petition lien, interest or claim in favor of any other party. Except as otherwise provided herein with respect to the Professional Fee Carve and the other Carve Out Expenses, Factor, Agent and Lenders shall not, under any circumstance, be responsible for the direct payment or reimbursement of any fees or disbursements of any Professionals incurred in connection with the Case under any chapter of the Bankruptcy Code, and nothing in Sections 2.3, 2.4, 2.5 or 2.6 of this Final Order shall be construed to obligate Factor, Agent or any Lender in any way, to pay compensation to or to reimburse expenses of any Professional, or to ensure that the Debtors have sufficient funds to pay such compensation or reimbursement.

               2.6  Section 507(b) Priority.

                    2.6.1 To the extent Agent's and Lenders' liens on and security interests in the Collateral or any other form of adequate protection of Agent's and Lenders' interests is insufficient to pay indefeasibly in full all Obligations, Agent and Lenders shall also have the priority in payment afforded by Section 507(b) of the Bankruptcy Code to the extent of any such deficiency.

                    2.6.2 To the extent Factor's liens on and security interests in the Factoring Collateral or any other form of adequate protection of Factor's interests is insufficient to pay indefeasibly in full all Factoring Obligations, Factor shall also have the priority in payment afforded by Section 507(b) of the Bankruptcy Code to the extent of any such deficiency.

Section 3. Default; Rights and Remedies; Relief from Stay.

                    3.1 Events of Default. The occurrence of any of the following events shall constitute an Event of Default under this Final Order:

                         a. Any Debtor's failure to perform, in any respect, any
of the terms, conditions or covenants or their obligations under this Final Order; or

                         b. An "Event of Default"  under the Loan  Agreement  or
any of the other Financing Agreements.

                         c. An "Event of Default" under the Factoring  Agreement
or any of the other Factoring Agreements.

                    3.2 Rights and Remedies Upon Event of Default. Upon the occurrence of and during the continuance of an Event of Default, (i) the Debtors shall be bound by all restrictions, prohibitions and other terms as provided in this Final Order, the Financing Agreements and the Factoring Agreements, and
(ii) Subject to the terms of the Intercreditor Agreement, Factor and/or Agent, as the case may be, shall be entitled to take any act or exercise any right or remedy (subject to Section 3.4 below) as provided in this Final Order, any of the Financing Agreements and/or any of the Factoring Agreements, including, without limitation, declaring all Obligations and/or Factoring Obligations immediately due and payable, accelerating the Obligations and/or Factoring

Obligations, ceasing to factor any of Borrower's accounts and/or make Advances on behalf of Debtors, setting off any Obligations and/or Factoring Obligations with the proceeds of any Collateral or Factoring Collateral (as applicable), and enforcing any and all rights with respect to the Collateral and/or the Factoring Collateral. Immediately upon or after the occurrence of an Event of Default or any act, event, or condition that, with the giving of notice or the passage of time, or both, would constitute an Event of Default, (i) Factor shall have no obligation to factor the accounts of Borrower or provide other factoring or credit accommodations to Borrower and (ii) Agent and Lenders shall have no obligation to lend or advance any additional funds to or on behalf of Debtors, or provide any other financial accommodations to Debtors,.

                    3.3 Expiration of Commitment. Upon the expiration of Borrower's authority to borrow and obtain other credit and factoring accommodations from Factor, Agent and Lenders pursuant to the terms of this Final Order, the Factoring Agreements and the Financing Agreements (except if such authority shall be extended with the prior written consent of Factor and Agent, which consent shall not be implied or construed from any other action, inaction or acquiescence by Factor, Agent or any Lender), unless an Event of Default set forth in Section 3.2 above occurs sooner and the automatic stay has been lifted or modified pursuant to Section 3.4 of this Final Order, all of the Obligations and Factoring Obligations shall immediately become due and payable and, subject to the terms of the Intercreditor Agreement, Factor, Agent and Lenders shall be automatically and completely relieved from the effect of any stay under Section 362 of the Bankruptcy Code, and any other restriction on the enforcement of their liens upon and security interests in the Collateral, Factoring Collateral or any other rights granted to Agent, Lenders or Factor pursuant to the terms and conditions of the Financing Agreements, Factoring Agreements or this Final Order, and Factor and Agent, acting on behalf of itself and the other Lenders, shall be and are hereby authorized, in their sole discretion and subject to the terms of the Intercreditor Agreement, to take any and all actions and remedies provided to them in this Final Order, the Financing

Agreements, the Factoring Agreements and/or applicable law which Factor and/or Agent, acting on behalf of itself and the other Lenders, may deem appropriate and to proceed against and realize upon the Collateral and/or Factoring Collateral (as applicable) and any other property of the Debtors' Estates.

                    3.4 Relief from Automatic Stay. The automatic stay provisions of Section 362 of the Bankruptcy Code, and any other restriction imposed by an order of the Court or applicable law, are hereby modified and vacated without further notice, application or order of the Court to the extent necessary to permit Factor and/or Agent and Lenders, as the case may be, to perform any act authorized or permitted under or by virtue of this Final Order, the Factoring Agreements or the Financing Agreements, including, without limitation, (a) to implement the post-petition financing and factoring arrangements (as applicable) authorized by this Final Order and pursuant to the terms of the Factoring Agreements and Financing Agreements, (b) to take any act to create, validate, evidence, attach or perfect any lien, security interest, right or claim in the Collateral and the Factoring Collateral (as applicable), and (c) to assess, charge, collect, advance, deduct and receive payments with respect to the Obligations and the Factoring Obligations (as applicable), including, without limitation, all interests, fees, costs and expenses permitted under the Financing Agreements and the Factoring Obligations, and apply such payments to the Obligations and Factoring Obligations (as applicable) pursuant to the Factoring Agreements, Financing Agreements and this Final Order. In addition, and without limiting the foregoing, upon the occurrence of an Event of Default and after providing three (3) business days prior written notice (the "Enforcement Notice") to counsel for the Debtors, counsel for the Committee, and the U.S. Trustee, Factor and/or Agent, acting on behalf of itself and the other Lenders, shall be entitled to take any action and exercise all rights and remedies provided to them by this Final Order, the Factoring Agreements, the Financing Agreements and/or applicable law as such parties may deem appropriate in their sole discretion to, among other things, proceed against and realize upon the Collateral or the Factoring Collateral (as applicable) and/or any other assets and properties of Debtors' Estates upon which Factor and/or Agent, for the benefit of itself and the other Lenders, has or have been or may hereafter be granted liens and security interests to obtain the full and indefeasible repayment of all Obligations or Factoring Obligations (as applicable).

Section 4.     Representations; Covenants; and Waivers.

               4.1 Objections to Pre-Petition Obligations. Notwithstanding anything to the contrary contained herein except to the extent set forth in paragraph 5.6 of this Final Order, any action, claim or defense (hereinafter, an "Objection") that seeks to object to, challenge, contest, or otherwise invalidate or reduce, whether by setoff, recoupment, counterclaim, deduction, disgorgement or claim of any kind: (a) the existence, validity or amount of the Pre-Petition Obligations or the Pre-Petition Factoring Obligations, (b) the extent, legality, validity, perfection or enforceability of Agent's and Lenders' pre-petition liens and security interests in the Pre-Petition Collateral, (c) the extent, legality, validity, perfection or enforceability of Factor's pre-petition liens and security interests in the Pre-Petition Factoring Collateral, (d) Agent's and Lenders' right to apply proceeds of Post-Petition Collateral against Pre-Petition Obligations in satisfaction of Lender's pre-petition liens as provided for in this Final Order (provided however, that the only grounds for challenging such right is that the Pre-Petition Obligations were not fully secured by the Pre-Petition Collateral as of the Petition Date and such application unduly advantaged Agent and Lenders as against other similarly situated creditors of the Debtors' Estates) or (e) Factor's right to apply proceeds of Post-Petition Factoring Collateral against Pre-Petition Factoring Obligations in satisfaction of Factor's pre-petition liens as provided for in this Final Order (provided however, that the only grounds for challenging such right is that the Pre-Petition Factoring Obligations were not fully secured by the Pre-Petition Factoring Collateral as of the Petition Date and such application unduly advantaged Factor as against other similarly situated creditors of the Debtors' Estates), shall be filed with the Court by the Committee, derivatively on behalf of the Debtors' Estates, and by no other party, within seventy five (75) calendar days from the date of entry of the Interim Order (the "Objection Period"). If any such Objection is timely filed and successfully pursued, nothing in this Final Order shall prevent the Court from granting appropriate relief with respect to the Pre-Petition Obligations, the Pre-Petition Factoring Obligations, Agent's and Lenders' liens on the Pre-Petition Collateral and/or Factor's liens on the Pre-Petition Factoring Collateral. If no Objection is timely filed, or if an Objection is timely filed but denied, (a) the Pre-Petition Obligations and the Pre-Petition Factoring Obligations shall be deemed allowed in full, shall not be subject to any setoff, recoupment, counterclaim, deduction or claim of any kind, and shall not be subject to any further objection or challenge by any party at any time, (b) Agent's and Lenders' pre-petition liens on and security interest in the Pre-Petition Collateral shall be deemed legal, valid, perfected, enforceable, and non-avoidable for all purposes and of first and senior priority, subject to only the Lending Permitted Liens and Claims and the Factoring Permitted Liens and Claims, (c) Factor's pre-petition liens on and security interests in the Pre-Petition Factoring Collateral shall be deemed legal, valid, perfected, enforceable, and non-avoidable for all purposes and of first and senior priority, subject only to the Lending Permitted Liens and Claims and the Factoring Permitted Liens and Claims and (d) Factor, Agent, Lenders and each of their respective participants, agents, officers, directors, employees, attorneys, professionals, successors, and assigns shall be deemed released and discharged from any and all claims and causes of action related to or arising out of the Pre-Petition Financing Agreements and the Pre-Petition Factoring Agreements, and shall not be subject to any further objection or challenge by any party at any time.

               4.2 Debtors' Waivers. At all times during the Cases, and whether or not an Event of Default has occurred, the Debtors irrevocably waive any right that they may have to seek authority in accordance with this Final Order (i) to use Cash Collateral of Factor, Agent and Lenders under Section 363 of the Bankruptcy Code, (ii) to obtain post-petition loans or other financial accommodations pursuant to Sections 364(c) or (d) of the Bankruptcy Code, other than from Factor and/or Agent and Lenders, or as may be otherwise expressly permitted pursuant to the Loan Agreement, (iii) to challenge the application of any payments authorized by this Final Order as pursuant to Section 506(b) of the Bankruptcy Code, or to assert that the value of the Pre-Petition Collateral is less than the Pre-Petition Obligations or to assert that the value of the Pre-Petition Factoring Collateral is less than the Pre-Petition Factoring

Obligations, (iv) to propose or support a plan of reorganization that does not provide for the indefeasible payment in full and satisfaction of all Obligations and all Factoring Obligations on the effective date of such plan, or (v) to seek relief under the Bankruptcy Code, including without limitation, under Section 105, to the extent any such relief would in any way restrict or impair the rights and remedies of Factor, Agent or any Lender as provided for in this Final Order, under the Factoring Agreements and/or the Financing Agreements.

               4.3 Section 506(c) Claims. No costs or expenses of administration which have or may be incurred in the Cases at any time shall be charged against Factor, Agent, any Lender, their respective claims, the Factoring Collateral or the Collateral pursuant to Section 506(c) of the Bankruptcy Code without the prior written consent of Factor and Agent, and no such consent shall be implied from any other action, inaction, or acquiescence by Factor, Agent or any Lender.

               4.4 Collateral Rights. Until all of the Obligations and Factoring Obligations shall have been indefeasibly paid and satisfied in full:

                    4.4.1 no other party shall foreclose or otherwise seek to enforce a junior lien or claim in any Collateral or Factoring Collateral be granted relief under 11 U.S.C. ss.362 to exercise any rights and remedies thereof; and

                    4.4.2 upon and after the occurrence of an Event of Default, and subject to Factor and/or Agent obtaining relief from the automatic stay as provided for herein, in connection with a liquidation of any of the Collateral or Factoring Collateral, Factor and/or Agent (or any of their respective employees, agents, consultants, contractors or other professionals) shall have the right, at the cost and expense of Debtors, to: (i) enter upon, occupy and use any real or personal property, fixtures, equipment, leasehold interests or warehouse arrangements owned or leased by Debtors and (ii) use any and all trademarks, tradenames, copyrights, licenses, patents or any other similar assets of Debtors, which are owned by or subject to a lien of any third party and which are used by Debtors in their businesses. Factor and/or Agent will be responsible for the payment of any applicable fees, rentals, royalties or other amounts due such lessor, licensor or owner of such property for the period of time that Factor and/or Agent actually uses the equipment or the intellectual property (but in no event for any accrued and unpaid fees, rentals or other amounts due for any period prior to the date that Factor and/or Agent actually occupies or uses such assets or properties).

               4.5 Release. Subject to paragraph 4.1 above, in consideration of Factor, Agent and Lenders making post-petition loans, advances and providing other factoring and financial accommodations to the Debtors pursuant to the provisions of the Financing Agreements, the Factoring Agreements and this Final Order, each Debtor, on behalf of itself and its successors and assigns, (collectively, the "Releasors"), shall, forever release, discharge and acquit Factor, Agent, Lender and their participants, officers, directors, agents, attorneys and predecessors-in-interest (collectively, the "Releasees") of and from any and all claims, demands, liabilities, responsibilities, disputes, remedies, causes of action, indebtedness and obligations, of every kind, nature and description, including, without limitation, any so-called "lender liability" claims or defenses, that Releasors had, have or hereafter can or may have against Releasees as of the date hereof, in respect of events that occurred on or prior to the date hereof with respect to the Debtors, the Pre-Petition Obligations, the Pre-Petition Factoring Obligations, the Financing Agreements, the Factoring Agreements and any Revolving Advances, Letters of Credit, other Advances or other financial or factoring accommodations made by Factor, Agent or any Lender to Debtors pursuant to the Financing Agreements or Factoring Agreements. In addition, upon the indefeasible payment in full of all Obligations owed Agent and Lenders by Debtors and all Factoring Obligations owed Factor by Debtors, and termination of the rights and obligations arising under the Financing Agreements, Factoring Agreements and the Final Order (which payment and termination shall be on terms and conditions acceptable to Factor and Agent), Factor, Agent and each Lender shall be released from any and all obligations, liabilities, actions, duties, responsibilities and causes of action arising or occurring in connection with or related to the Financing Agreements, the Factoring Agreements and/or this Final Order (including without limitation any obligation or responsibility (whether direct or indirect, absolute or contingent, due or not due, primary or secondary, liquidated or unliquidated) to pay or otherwise fund the Carve-Out Expenses), on terms and conditions acceptable to Factor and Agent.

Section 5.     Other Rights and Obligations.

               5.1 No Modification or Stay of This Final Order.  Notwithstanding
(i) any stay, modification, amendment, supplement, vacating, revocation or reversal of this Final Order, the Financing Agreements, the Factoring Agreements or any term hereunder or thereunder, or (ii) the dismissal or conversion of one or more of the Cases (each, a "Subject Event"), (x) the acts taken by Factor, Agent and Lenders in accordance with this Final Order, (y) the Post-Petition Obligations incurred or arising prior to Agent's actual receipt of written notice from Debtors expressly describing the occurrence of such Subject Event and (z) the Post-Petition Factoring Obligations incurred or arising prior to Factor's actual receipt of written notice from Debtors expressly describing the occurrence of such Subject Event shall, in each instance, be governed in all respects by the original provisions of this Final Order, and the acts taken by Factor, Agent and Lenders in accordance with this Final Order, and the liens granted to Factor, Agent and Lenders in the Factoring Collateral and the Collateral (as applicable), and all other rights, remedies, privileges, and benefits in favor of Factor, Agent and Lenders pursuant to this Final Order, the Factoring Agreements and the Financing Agreements shall remain valid and in full force and effect pursuant to Section 364(e) of the Bankruptcy Code. For purposes of this Final Order, the term "appeal", as used in Section 364(e) of the Bankruptcy Code, shall be construed to mean any proceeding for reconsideration, amending, rehearing, or re-evaluating this Final Order by this Court or any other tribunal.

               5.2 Power to Waive Rights; Duties to Third Parties. Factor, Agent and Lenders shall have the right to waive in writing any of their own rights, and remedies provided or acknowledged in this Final Order (the "Lender Rights"), and shall have no obligation or duty to any other party with respect to the exercise or enforcement, or failure to exercise or enforce, any Lender Right(s).

Any waiver by Factor, Agent or any Lender of any Lender Rights shall not be or constitute a continuing waiver. A delay in or failure to exercise or enforce any Lender Right shall neither constitute a waiver of such Lender Right, subject Factor, Agent or any Lender to any liability to any other party, nor cause or enable any other party to rely upon or in any way seek to assert as a defense to any obligation owed by the Debtors to Factor, Agent or any Lender.

               5.3 Disposition of Collateral. Debtors shall not sell, transfer, lease, encumber or otherwise dispose of any portion of the Collateral or Factoring Collateral without the prior written consent of Agent or Factor, as the case may be, (and no such consent shall be implied, from any other action, inaction or acquiescence by Factor, Agent or any Lender) and an order of this Court, except for sales of Debtors' Inventory in the ordinary course of their business.

               5.4 Inventory. Debtors shall not, without the consent of Agent, enter into any agreement to return any inventory to any of its creditors for application against any pre-petition indebtedness under any applicable provision of Section 546 of the Bankruptcy Code, or consent to any creditor taking any setoff against any of its pre-petition indebtedness based upon any such return pursuant to Section 553(b)(1) of the Bankruptcy Code or otherwise.

               5.5 Reservation of Rights.  The terms,  conditions and provisions of this Final Order are in addition to and without prejudice to the rights of Factor, Agent and Lenders to pursue any and all rights and remedies under the Bankruptcy Code, the Factoring Agreements, Financing Agreements, or any other applicable agreement or law, including, without limitation, rights to seek adequate protection and/or additional or different adequate protection, to seek relief from the automatic stay, to seek an injunction, to oppose any request for use of cash collateral or granting of any interest in the Collateral, Factoring Collateral or priority in favor of any other party, to object to any sale of assets, and to object to applications for allowance and/or payment of compensation of Professionals or other parties seeking compensation or reimbursement from the Estate.

               5.6 Settlement of Committee Objection. In full and final settlement of the Committee Objection, Agent, Factor, the Committee and the Debtors have agreed to the following terms, which are hereby authorized and approved in all respects:

                    5.6.1 Early Termination Fee. Section 13.1 of the Existing Loan Agreement, as amended and ratified by the Ratification Agreement, is hereby amended by deleting the third and fourth sentences of such Section 13.1 and replacing them with the following:

                    "In the event  that this  Agreement  is  terminated  and the
               Obligations are prepaid in full prior to the last day of the Term (the date of such prepayment hereinafter referred to as the "Prepayment Date"), Borrower shall pay to Agent for the ratable benefit of Lenders an early termination fee in an amount equal to
               (x) $300,000 if the Prepayment Date occurs on or after the Closing Date to and including the date immediately preceding the first anniversary of the Closing Date, (y) $200,000 if the Prepayment Date occurs on or after the first anniversary of the Closing Date to and including the date immediately preceding the second anniversary of the Closing Date, and (z) $100,000 if the Prepayment Date occurs on or after the second anniversary of the Closing Date to and including the date immediately preceding the last day of the Term or during any renewal Term."

The Early Termination Fee, as amended pursuant to this paragraph 5.6.1 of the Final Order, shall constitute an allowed, legal, valid, binding, enforceable and non-avoidable obligation of the Debtors, and neither the Debtors, the Committee nor any other party in interest in these Cases (including, without limitation, any trustee appointed at any time in any of the Debtor's bankruptcy cases) shall have any right to or claim of any offset, defense, counterclaim, avoidance, recharacterization or subordination pursuant to the Bankruptcy Code or any other applicable law in respect of such fee or any portion thereof. 5.6.2 Minimum Commission. Section 9(c) of each Existing Factoring Agreement, as amended and ratified by the Ratification Agreement, is hereby amended by deleting such section in its entirety and replacing it with the following:

                    "(c)  Notwithstanding  anything  to the  contrary  set forth herein, in the event this agreement is terminated prior to the end of the Term, other than a termination pursuant to the first sentence of Paragraph 9(a)(i), Client may terminate this Agreement by paying to Factor, in addition to all other Obligations, an amount equal to $300,000. Such amount shall be conclusively presumed to be the amount of Factor's damages sustained by reason of such termination, which Client agrees is fair and proper."

The Minimum Commission as set forth in Section 9(c) of each Existing Factoring Agreement, as amended pursuant to this paragraph 5.6.2 of the Final Order, shall constitute an allowed, legal, valid, binding, enforceable and non-avoidable obligation of the Debtors, and neither the Debtors, the Committee nor any other party in interest in these Cases (including, without limitation, any trustee appointed at any time in any of the Debtor's bankruptcy cases) shall have any right to or claim of offset, defense, counterclaim, avoidance, recharacterization or subordination pursuant to the Bankruptcy Code or any other applicable law in respect of such commission or any portion thereof.

               5.7 Binding Effect. This Final Order shall be binding upon Debtors, all parties in interest in the Cases, and their respective successors and assigns, including any trustee or other fiduciary appointed in the Cases or any subsequently converted bankruptcy case(s) of the Debtors. This Final Order shall also inure to the benefit of Factor, Agent, Lenders, Debtors, and their respective successors and assigns. The provisions of this Final Order and the Factoring Agreements, Financing Agreements, the Post-Petition Obligations, Post-Petition Factoring Obligations, Lender Superpriority Claim, Factor Superpriority Claim and any and all rights, remedies, privileges and benefits in favor of Factor, Agent and Lenders provided or acknowledged in this Final Order, and any actions taken pursuant thereto, shall be effective immediately upon entry of this Final Order pursuant to Bankruptcy Rules 6004(g) and 7062, shall continue in full force and effect, and shall survive entry of any such other order, including without limitation any order which may be entered confirming any plan of reorganization, converting one or more of the Cases to any other chapter under the Bankruptcy Code, or dismissing one or more of the Cases. Any order dismissing one or more of the Cases under Section 1112 or otherwise shall be deemed to provide (in accordance with Sections 105 and 349 of the Bankruptcy
Code) that (a) the Lender Superpriority Claim and Agent's and Lenders' liens on and security interests in the Collateral shall continue in full force and effect notwithstanding such dismissal until the Obligations are indefeasibly paid and satisfied in full, (b) the Factor Superpriority Claim and Factor's liens on and security interests in the Factoring Collateral shall continue in full force and effect notwithstanding such dismissal until the Factoring Obligations are indefeasibly paid and satisfied in full, and (c) this Court shall retain jurisdiction to the greatest extent permitted by applicable law, notwithstanding such dismissal, for the purposes of enforcing the Lender Superpriority Claim, Factor Superpriority Claim and liens in the Collateral and Factoring Collateral. In the event this Court modifies any of the provisions of the Interim Order, the Factoring Agreements or the Financing Agreements following the Final Hearing, such modifications shall not affect the rights and priorities of Factor, Agent or any Lender pursuant to this Final Order with respect to the Collateral, the Factoring Collateral and any portion of the Obligations or Factoring Obligations which arises or is incurred or is advanced prior to such modifications.

               5.8 Term; Termination. Notwithstanding any provision of this Final Order to the contrary, the term of the financing arrangements among Debtors, Factor, Agent and Lenders authorized by this Final Order may be terminated pursuant to the terms of the Financing Agreements and Factoring Agreements.

               5.9 Limited Effect. Unless the Final Order specifically provides otherwise, in the event of a conflict between the terms and provisions of any of the Factoring Agreements and/or Financing Agreements, on the one hand, and this Final Order, on the other hand, the terms and provisions of this Final Order shall govern, interpreted as most consistent with the terms and provisions of the Financing Agreements and Factoring Agreements. 5.10 Objections Overruled. All objections to the Motion are, to the extent not withdrawn, hereby overruled.




Dated: October 31, 2006
       Wilmington, Delaware

                                                /s/ Christopher S. Sontchi
                                                --------------------------------
                                                UNITED STATES BANKRUPTCY JUDGE

                                    EXHIBIT A
                                    ---------


                      Ratification and Amendment Agreement


[Previouly filed as Exhibit 10.1 to Form 8-K of Delta Woodside Industries, Inc., with date of October 13, 2006.]